UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   December 10, 2007

PROVECTUS PHARMACEUTICALS, INC.

Nevada	0-9410	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

 (866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On December 10, 2007, the Board of Directors of Provectus Pharmaceuticals, Inc. (the “Company”), pursuant to the authority granted in Article 7 of the Company’s Bylaws, amended the Bylaws for the purpose of complying with the eligibility requirements of the Direct Registration System for the Company’s securities.  The Board of Directors adopted the following amendment:

Article 6 of the Corporation’s Bylaws is hereby deleted in its entirety and the following is substituted in lieu thereof:

ARTICLE 6

SHARES OF STOCK

6.01.         Shares of the Corporation may be owned either in (i) certificated form, in which ownership of the shares is represented by a physical certificate, or (ii) uncertificated form, pursuant to a Direct Registration System in connection with which shares will be held in book-entry form and no physical certificate will be printed.  Each shareholder shall be entitled upon request to a certificate or certificates which shall represent and certify the number and kind and class of shares owned by him in the Corporation.  Each certificate shall be signed by the President  or Vice President and by the Secretary or the Assistant Secretary and shall be sealed with the corporate seal.

6.02.         The signatures on a certificated stock certificate may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal.  In case any officer who has signed any certificates ceases to be an officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.  All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

6.03           Transfers of shares shall be made either (i) if in certificated form, by a transfer of the stock certificate representing the shares, or (ii) if in uncertificated form, by electronic book-entry transfer pursuant to a Direct Registration System.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, or upon transfer of book-entry ownership, it shall be the duty of the Corporation to issue new shares to the person entitled thereto, cancel the old shares and record the transaction upon its books.  The person registered on the books of the Corporation as the owner of any shares of stock shall be entitled to all the rights of ownership with respect to such shares.

6.04           The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation.  When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.  In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive.  No share shall be issued until the share is fully paid.

6.05           Shares of capital stock of the Corporation shall not be issued except on a majority vote of the Board of Directors.  The vote of each director shall appear in the written minutes of each Board of Directors’ meeting in which the issuance of shares was approved.

6.06           The holders of the capital stock of the Corporation shall be entitled to receive, when and as declared by the Board of Directors, solely out of unreserved and unrestricted earned surplus, dividends payable either in cash, in property, or in shares of capital stock.  No dividends shall be paid upon the capital stock in any medium if the source out of which it is proposed to pay the dividend is due to or arises from unrealized appreciation in value or from a revaluation of assets, or if the Corporation is, or is thereby rendered, incapable of paying its debts as they become due in the usual course of its business.

The Company will file its Bylaws,as amended, in its entirety as an exhibit to its Annual Report on Form 10K-SB for the year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 2007

                                   PROVECTUS PHARMACEUTICALS, INC.

                           By: /s/ Peter R. Culpepper
                                   Name: Peter R. Culpepper
                   Title:  Chief Financial Officer